BOK FINANCIAL CORPORATION                                      EXHIBIT 99 (b)
 (In thousands, except ratio and per share data)

                                                               Period End Balances                      Average Balances
                                                      --------------------------------------  -------------------------------------
                                                                   December 31,                    Quarter Ended December 31,
                                                      --------------------------------------  -------------------------------------
 BALANCE SHEETS                                            2005                  2004              2005                 2004
                                                      ----------------     -----------------  ----------------    -----------------

 ASSETS
 Cash and due from banks                                    $ 684,857             $ 503,715         $ 540,776            $ 534,056
 Trading securities                                            18,633                 9,692            20,595               10,208
 Funds sold and resell agreements                              14,465                27,376            57,656               31,994
 Securities:
   Available for sale                                       4,821,575             4,593,190         4,815,296            4,708,757
   Investment                                                 245,125               221,094           244,488              220,309
                                                      ----------------     -----------------  ----------------    -----------------
 Total securities                                           5,066,700             4,814,284         5,059,784            4,929,066
 Loans:
   Commercial                                               5,299,935             4,575,836         5,222,316            4,544,070
   Commercial real estate                                   1,989,902             1,621,110         1,960,507            1,610,228
   Residential mortgage                                     1,220,997             1,239,180         1,203,141            1,230,702
   Consumer                                                   629,144               492,841           619,582              488,974
                                                      ----------------     -----------------  ----------------    -----------------
 Total loans                                                9,139,978             7,928,967         9,005,546            7,873,974
 Less reserve for loan losses                                (103,876)             (108,618)         (108,998)            (114,106)
                                                      ----------------     -----------------  ----------------    -----------------
 Total loans, net                                           9,036,102             7,820,349         8,896,548            7,759,868
 Premises and equipment, net                                  179,627               172,643           177,654              172,264
 Accrued revenue receivable                                    99,874                79,644            75,771               72,348
 Intangible assets, net                                       263,022               242,594           261,758              243,511
 Mortgage servicing rights, net                                54,097                45,678            54,250               45,666
 Real estate and other repossessed assets                       8,476                 3,763             7,713                5,684
 Receivable on unsettled security transactions                      -                56,873                 -               27,785
 Bankers' acceptances                                          33,001                31,799            38,693               33,945
 Derivative contracts                                         452,878               130,297           525,391              217,714
 Other assets                                                 341,175               206,953           449,041              245,962
                                                      ----------------     -----------------  ----------------    -----------------
 TOTAL ASSETS                                            $ 16,252,907          $ 14,145,660      $ 16,165,630         $ 14,330,071
                                                      ================     =================  ================    =================



 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                                 $ 1,865,948           $ 1,927,119       $ 1,530,504          $ 1,938,205
   Interest-bearing transaction                             5,257,295             3,947,088         4,821,627            3,841,742
   Savings                                                    154,015               156,339           154,316              160,404
   Time                                                     4,098,060             3,643,852         4,216,625            3,662,455
                                                      ----------------     -----------------  ----------------    -----------------
 Total deposits                                            11,375,318             9,674,398        10,723,072            9,602,806
 Funds purchased and
   repurchase agreements                                    1,337,911             1,555,507         1,812,752            1,747,391
 Other borrowings                                           1,054,298             1,015,000         1,049,635            1,005,679
 Subordinated debentures                                      295,964               151,594           296,021              152,634
 Accrued interest, taxes, and expense                          18,057                71,062            44,640               66,876
 Bankers' acceptances                                          33,001                31,799            38,693               33,945
 Due on unsettled security transactions                         8,429                     -            49,849               28,554
 Derivative contracts                                         466,669               137,538           542,000              225,505
 Other liabilities                                            124,106               110,268           101,929               98,691
                                                      ----------------     -----------------  ----------------    -----------------
 TOTAL LIABILITIES                                         14,713,753            12,747,166        14,658,591           12,962,081
 Shareholders' Equity:
   Shareholders' equity                                     1,606,965             1,410,119         1,576,534            1,373,114
   Unrealized securities gains (losses)                       (67,811)              (11,625)          (69,495)              (5,124)
                                                      ----------------     -----------------  ----------------    -----------------
 TOTAL SHAREHOLDERS' EQUITY                                 1,539,154             1,398,494         1,507,039            1,367,990
                                                      ----------------     -----------------  ----------------    -----------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                                  $ 16,252,907          $ 14,145,660      $ 16,165,630         $ 14,330,071
                                                      ================     =================  ================    =================




                                                              For the Quarter Ended                    For the Year Ended
                                                      --------------------------------------  -------------------------------------
                                                                   December 31,                 December 31,
                                                      --------------------------------------  -------------------------------------
 STATEMENTS OF EARNINGS                                    2005                  2004              2005                 2004
                                                      ----------------     -----------------  ----------------    -----------------

 Interest revenue                                           $ 214,240             $ 163,087         $ 769,934            $ 614,284
 Interest expense                                              97,854                56,625           320,593              191,041
                                                      ----------------     -----------------  ----------------    -----------------
 Net interest revenue                                         116,386               106,462           449,341              423,243
 Provision for credit losses                                    4,450                 4,439            12,441               20,439
                                                      ----------------     -----------------  ----------------    -----------------
 Net interest revenue after
   provision for credit losses                                111,936               102,023           436,900              402,804

 Other operating revenue
   Brokerage and trading revenue                               11,116                 9,721            44,222               41,107
   Transaction card revenue                                    18,988                16,598            72,036               64,816
   Trust fees and commissions                                  16,536                14,793            65,187               57,532
   Service charges and fees on deposit accounts                25,222                23,337            98,361               93,712
   Mortgage banking revenue                                     7,018                 6,284            30,681               28,189
   Other revenue                                               10,067                 7,098            35,114               27,209
                                                      ----------------     -----------------  ----------------    -----------------
  Total fees and commissions                                   88,947                77,831           345,601              312,565
   Gain on sale of assets                                          71                    90             7,061                  887
   Gain (loss) on securities, net                              (1,780)                  967            (6,895)              (3,088)
   Gain (loss) on derivatives, net                                106                  (174)            1,179               (1,474)
                                                      ----------------     -----------------  ----------------    -----------------
   Total other operating revenue                               87,344                78,714           346,946              308,890

 Other operating expense
   Personnel                                                   68,666                62,118           258,971              240,661
   Business promotion                                           5,170                 4,766            17,964               15,618
   Contribution of stock to BOK Charitable Foundation               -                 1,436                 -                5,561
   Professional fees and services                               4,534                 3,936            16,596               15,487
   Net occupancy and equipment                                 12,864                11,973            50,195               47,289
   Data processing and communications                          18,054                15,196            67,026               60,025
   Printing, postage and supplies                               3,976                 3,817            15,066               14,034
   Net (gains) losses and operating expenses
     on repossessed assets                                        335                (3,656)              572               (4,016)
   Amortization of intangible assets                            1,797                 1,888             6,943                8,138
   Mortgage banking costs                                       3,294                 3,929            14,562               18,167
   Provision (recovery) for impairment of mortgage
     servicing rights                                            (708)                 (305)           (3,915)              (1,567)
   Other expense                                                5,921                 6,484            25,126               21,827
                                                      ----------------     -----------------  ----------------    -----------------
 Total other operating expense                                123,903               111,582           469,106              441,224

 Income before taxes                                           75,377                69,155           314,740              270,470
 Federal and state income tax                                  27,219                22,599           113,235               91,447
                                                      ----------------     -----------------  ----------------    -----------------

 Net Income                                                  $ 48,158              $ 46,556         $ 201,505            $ 179,023
                                                      ================     =================  ================    =================



                                                              For the Quarter Ended                    For the Year Ended
                                                      --------------------------------------  -------------------------------------
                                                                   December 31,                            December 31,
                                                      --------------------------------------  -------------------------------------
 FINANCIAL DATA                                            2005                  2004              2005                 2004
                                                      ----------------     -----------------  ----------------    -----------------

 Capital:
   Average equity                                         $ 1,507,039           $ 1,367,990       $ 1,461,846          $ 1,297,557
   Period-end equity                                      $ 1,539,154           $ 1,398,494       $ 1,539,154          $ 1,398,494
   Risk-based capital ratios:
     Tier 1                                                     9.84%                10.02%
     Total capital                                             12.10%                11.67%
   Leverage ratio                                               8.30%                 7.94%

 Common stock:
   Book value per share                                       $ 23.07               $ 23.28           $ 23.07              $ 23.28
                                                      ================     =================  ================    =================

   Basic earnings per share                                    $ 0.72                $ 0.78            $ 3.14               $ 3.00
                                                      ================     =================  ================    =================

   Diluted earnings per share                                  $ 0.72                $ 0.70            $ 3.01               $ 2.68
                                                      ================     =================  ================    =================

 Period end common shares outstanding                      66,702,408            59,422,418        66,702,408           59,422,418

 Average shares outstanding:
     Basic                                                 66,527,093            59,250,675        64,067,873           59,128,395
     Diluted                                               67,146,614            66,894,505        67,047,064           66,732,496

 Key ratios:
   Return on average assets                                     1.18%                 1.29%             1.29%                1.28%
   Return on average equity                                    12.68%                13.54%            13.78%               13.80%
   Net interest margin                                          3.34%                 3.38%             3.39%                3.45%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                          $ 25,162              $ 52,660
   Real estate and other repossessed assets                     8,476                 3,763
                                                      ----------------     -----------------
                 Total nonperforming assets                  $ 33,638              $ 56,423
                                                      ================     =================

   90 days past due                                           $ 8,708               $ 7,649
                                                      ================     =================

 Gross charge-offs                                            $ 9,579               $ 8,172          $ 25,758             $ 29,685
 Recoveries                                                     2,164                 1,742             9,544                7,727
                                                      ----------------     -----------------  ----------------    -----------------
 Net charge-offs                                              $ 7,415               $ 6,430          $ 16,214             $ 21,958
                                                      ================     =================  ================    =================

 Key ratios:
   Reserve for loan losses to period end loans (A)              1.14%                 1.38%
   Combined reserves for credit losses to period end loans (A)  1.37%                 1.61%
   Nonperforming assets to period
     end loans (A) and repossessed assets                       0.37%                 0.71%
   Net charge-offs (annualized) to average loans (A)            0.33%                 0.33%             0.19%                0.29%
   Reserve for loan losses to nonperforming loans             412.83%               206.26%
   Combined reserves for credit losses to nonperforming loans 494.60%               241.40%

 (A) Excluding residential mortgage loans held for sale.



                                                              For the Quarter Ended                    For the Year Ended
                                                      --------------------------------------  -------------------------------------
                                                                   December 31,                 December 31,
                                                      --------------------------------------  -------------------------------------
                                                           2005                  2004              2005                 2004
                                                      ----------------     -----------------  ----------------    -----------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions               $ 13,978,100          $ 12,719,368      $ 13,393,230         $ 12,417,050
 Average total assets                                    $ 16,165,630          $ 14,330,071      $ 15,568,855         $ 14,026,887
 Average equity                                           $ 1,507,039           $ 1,367,990       $ 1,461,846          $ 1,297,557
 Average loans                                            $ 9,005,546           $ 7,873,974       $ 8,489,751          $ 7,644,049
 Average total deposits                                  $ 10,723,072           $ 9,602,806      $ 10,064,370          $ 9,422,886
 Average demand deposits                                  $ 1,530,504           $ 1,938,205       $ 1,607,702          $ 1,805,558
 Loans held for sale (Period end)                            $ 51,666              $ 40,262          $ 51,666             $ 40,262
 Loans held for sale (Average)                               $ 42,756              $ 45,413          $ 46,282             $ 50,231
 Tax equivalent adjustment                                    $ 1,392               $ 1,633           $ 5,182              $ 5,039
 Preferred stock dividends - BOKF                                 $ -                 $ 375             $ 375              $ 1,875
 Period end common shares O/S                              66,702,408            59,422,418        66,702,408           59,422,418
 Period end fully diluted shares                           67,321,929            67,066,248        67,321,929           67,066,248
 Number of days in period                                          92                    92               365                  366


 Tangible Book Value per Common Share                         $ 19.13               $ 19.20           $ 18.01              $ 17.43
                                                      ================     =================  ================    =================

 Stock Buy Back Program:
 Stock buy back # shares                                            -                     -            59,700                    -
 Stock buy back account                                           $ -                   $ -       $ 2,439,321                  $ -
                                                      ----------------     -----------------  ----------------    -----------------
   Average price per share                                        $ -                   $ -           $ 40.86                  $ -
                                                      ================     =================  ================    =================

 Mortgage Banking:
   Mortgage servicing portfolio                           $ 4,056,427           $ 3,954,957
   Mortgage loan fundings during quarter                    $ 211,426             $ 137,692         $ 795,898            $ 633,424
   Mortgage loan refinances to total fundings                  27.12%                32.38%            27.08%               34.21%

 Trust Assets:
   Total trust assets                                    $ 28,464,745          $ 24,589,053

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